UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Eugene S. Stark
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                     GENERAL
                                     AMERICAN
                                    INVESTORS

                                      2005
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

   FINANCIAL SUMMARY (unaudited)
-------------------------------------------------------------------------------------
                                                      2005                   2004
                                                 -------------         --------------
   Net assets applicable to Common Stock -
      December 31                               $1,132,941,654         $1,036,393,093
   Net investment income                             5,408,018              9,253,481
   Net realized gain                                63,024,095             36,774,029
   Net increase in unrealized appreciation         103,638,830             62,361,773
   Distributions to Preferred Stockholders        (11,900,000)           (11,900,000)

   Per Common Share-December 31
      Net asset value                                   $39.00                 $35.49
      Market price                                      $34.54                 $31.32
   Discount from net asset value                        -11.4%                 -11.7%

   Common Shares outstanding-Dec. 31                29,050,399             29,205,312
   Common Stockholders of record-Dec. 31                 4,100                  4,300
   Market price range* (high-low)                $35.45-$29.37          $31.74-$27.88
   Market volume-shares                              7,242,000              6,206,400
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
-------------------------------------------------------------------------------------
                                               Ordinary        Long-Term
   Record Date             Payment Date         Income        Capital Gain     Total
   ------------            ------------       ---------       ------------   --------
   Common Stock
   Nov. 11, 2005           Dec. 22, 2005    $.587543 (a)       $1.260182      $1.847725
   Jan. 30, 2006           Feb. 13, 2006        -                .138000        .138000
                                            --------           ---------      ---------
      Total from 2005 earnings              $.587543           $1.398182      $1.985725
                                            ========           =========      =========

   Nov. 12, 2004           Dec. 23, 2004    $.215327            $.684673       $.900000
   Jan. 31, 2005           Mar. 10, 2005     .002000             .272000        .274000
                                            --------            --------      ---------
      Total from 2004 earnings              $.217327            $.956673      $1.174000
                                            ========            ========      =========
         (a) Includes short-term gain in the amount of $.041294 per share.

   Preferred Stock

   Mar. 7, 2005            Mar. 24, 2005    $.102969            $.268906       $.371875
   Jun. 7, 2005            Jun. 24, 2005     .102969             .268906        .371875
   Sep. 7, 2005            Sep. 26, 2005     .102969             .268906        .371875
   Dec. 7, 2005            Dec. 27, 2005     .102969             .268906        .371875
                                            --------           ---------      ---------
      Total for 2005                        $.411876 (b)       $1.075624      $1.487500
                                            ========           =========      =========

   Mar. 8, 2004            Mar. 24, 2004    $.083947            $.287928       $.371875
   Jun. 7, 2004            Jun. 24, 2004     .083947             .287928        .371875
   Sep. 7, 2004            Sep. 24, 2004     .083947             .287928        .371875
   Dec. 7, 2004            Dec. 27, 2004     .083947             .287928        .371875
                                            --------           ---------      ---------
      Total for 2004                        $.335788           $1.151712      $1.487500
                                            ========           =========      =========
         (b) Includes short-term gain in the amount of $.028844 ($.007211 per quarter).

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1   TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
    General American Investors

The U.S. stock market rose for the third consecutive year, gaining 4.8% in the 12 months ended December 31, 2005, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 16.2%. The return to our Common Stockholders was 17.4%, reflecting a slight narrowing in the discount at which our shares trade, which, at year end, was 11.4%.

The table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.

Years        Stockholder Return      S&P 500
---------------------------------------------
  3                 17.5%             14.3%
  5                  4.3               0.5
 10                 16.4               9.0
 20                 14.8              11.9
 30                 17.4              12.7
 40                 12.9              10.3

The share repurchase program, a part of our continuing effort to maximize NAV, continues apace. During 2005, the Company purchased 1,222,404 of its Common Shares in the open market at an average discount to NAV of 12.4%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount in excess of 8% of NAV.

Markets rallied again last year, continuing the trend that began in 2003. Earnings rose meaningfully, and interest rates remained at relatively modest levels by historic standards, notwithstanding the Federal Reserve's ongoing tightening campaign. While mirroring economic trends, the relatively muted performance of stocks reflected the compression in valuation multiples (price to earnings ratios) that generally attends a maturing business cycle.

Our performance last year benefited importantly from the portfolio's exposure to the shares of oil and natural gas producers and their service providers. Other contributors included financial services, biotech and cement companies. As in the past, our investments were focused on companies with strong financial characteristics and powerful positions in growing industries. Both operating costs relative to average net assets and portfolio turnover remained well below the equity mutual fund industry norm.

We enter 2006 with cautious optimism, encouraged by robust global growth and the resiliency of our economy in the face of rising interest rates and higher energy costs. While there is currently little evidence of decelerating spending, we fear that consumer demand for durables like cars and housing is unlikely to rise appreciably. It would appear that consumers have been spending more than they make for some time, while other sources of liquidity, like home equity loans, will probably contract, even assuming that the Fed stops raising rates this year. With the unemployment rate below 5% and labor shortages, especially among skilled workers, increasingly common, corporations may well supplement flagging consumer demand with increased expenditure on productivity-enhancing capital goods. They have been reluctant spenders in this business cycle, continuing to cut costs and rationalize facilities in the face of lower-cost Asian competition.

As corporate earnings have continued to grow, market valuations have become more reasonable, but not generally compelling. Inflation appears to be rising steadily, if not spectacularly, which together with an aging economic expansion may continue to pressure the multiple awarded earnings and, consequently, market prices. We remain encouraged, however, by the earnings and cash flow characteristics of our portfolio companies and highly confident that our staff will continue to perform to its customary high standard.

As mentioned in the mid-year report, Eugene L. DeStaebler, Jr., who had been an officer of the Company for thirty years, retired as Vice-President, Administration, on June 30, 2005. Mr. DeStaebler continued to serve as Chief Compliance Officer, under a consultancy arrangement, through December 31, 2005. Effective January 1, 2006, Eugene S. Stark, Vice-President, Administration, assumed the additional responsibilities of Chief Compliance Officer.

We are pleased to report that on December 14, 2005, Dr. Sally Lynch, who has been employed as a securities analyst at the Company since 1997, and Mr. Jesse Stuart, CFA, who has also been employed as a securities analyst since 2003, were appointed Vice-Presidents of the Company, both effective January 1, 2006.

We are saddened to report that Dr. William O. Baker, our esteemed colleague and Director Emeritus, died on October 31, 2005. Dr. Baker, a prominent scientist, former Chairman of the Board of Bell Laboratories, and an adviser to five presidents on scientific affairs, served as a director of the Company for 13 years, and as Director Emeritus since 1996. His counsel and support will be missed.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 18, 2006

2  THE COMPANY
-------------------------------------------------------------------------------
   General American Investors

CORPORATE OVERVIEW

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

INVESTMENT POLICY

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 20.

PORTFOLIO MANAGER

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

"GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, occasionally, sell at a premium over net asset value. During 2005, the stock sold at discounts from net asset value which ranged from 9.8% (November 9) to 14.9% (July 5). At December 31, the price of the stock was at a discount of 11.4% as compared with a discount of 11.7% a year earlier.

"GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). preferred capital is available to leverage the investment

3  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

DIVIDEND AND DISTRIBUTION POLICY

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends and distributions on shares of Preferred Stock are paid quarterly.
Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2005 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1986-2005 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends and distributions of nominal amounts may be paid in cash only.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2005 are available: (1) without charge, upon request, by calling the Company at its toll-free number
(1-800-436-8401),       (2)      on      the      Company's      website      at
www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

DIRECT REGISTRATION

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and the electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Dividends & Reports, then Report Downloads.

PRIVACY POLICY AND PRACTICES

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"Total return on $10,000 investment 20 years ended December 31, 2005"


The investment  return for a Common  Stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2005 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1986.

THE STOCKHOLDER RETURN is the return a Common Stock holder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

THE GAM NET ASSET VALUE (NAV) RETURN is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions.

THE S&P 500 RETURN is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
              -------------------------------------------------------     STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
              ------------------------    ---------------------------   ------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE          ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT          RETURN
             -------------------------    ---------------------------   ------------------------------
     1986       $11,117         11.17%        $11,117        11.17%        $11,869            18.69%
     1987         9,326        -16.11          11,398         2.53          12,491             5.24
     1988        11,309         21.26          13,401        17.57          14,556            16.53
     1989        16,805         48.60          18,475        37.86          19,158            31.62
     1990        17,477          4.00          19,710         6.69          18,566            -3.09
     1991        32,332         85.00          31,752        61.09          24,210            30.40
     1992        37,111         14.78          32,879         3.55          26,048             7.59
     1993        31,203        -15.92          32,303        -1.75          28,684            10.12
     1994        28,751         -7.86          31,418        -2.74          29,048             1.27
     1995        34,851         21.22          38,827        23.58          39,941            37.50
     1996        41,640         19.48          46,580        19.97          49,092            22.91
     1997        59,371         42.58          61,509        32.05          65,454            33.33
     1998        77,960         31.31          83,124        35.14          84,141            28.55
     1999       108,536         39.22         113,381        36.40         101,777            20.96
     2000       129,266         19.10         133,381        17.64          92,526            -9.09
     2001       134,864          4.33         131,781        -1.20          81,525           -11.89
     2002        98,167        -27.21         101,445       -23.02          63,475           -22.14
     2003       124,682         27.01         129,241        27.40          81,603            28.56
     2004       135,642          8.79         142,643        10.37          90,408            10.79
     2005       159,243         17.40         165,751        16.20          94,775             4.83

5   INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
    General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $180,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1986 through 2005 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value Return, and the third line represents the return of the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

         COMPARATIVE ANNUALIZED INVESTMENT RESULTS
         -----------------------------------------
    YEARS ENDED         STOCKHOLDER      GAM NET       S&P 500
 DECEMBER 31, 2005         RETURN       ASSET VALUE   STOCK INDEX
------------------------------------------------------------------
     1 year                17.4%          16.2%           4.8%
     5 years                4.3            4.4            0.5
    10 years               16.4           15.6            9.0
    15 years               15.9           15.3           11.5
    20 years               14.8           15.1           11.9

6  MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors


                                                                                SHARES HELD
INCREASES                                                       SHARES       DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------

ADDITIONS

    Cytokinetics, Incorporated                                  54,900             604,900
    MFA Mortgage Investments, Inc.                             375,000           1,300,000
    Patterson-UTI Energy, Inc.                                 250,000           1,000,000
    Talisman Energy Inc.                                       208,700           1,000,000
    Weatherford International Ltd.                             185,000           1,220,000 (a)


DECREASES
---------------------------------------------------------------------------------------------------

ELIMINATIONS

    Central Securities Corporation                             102,809 (b)              -
    CIENA Corporation                                          550,000                  -
    Millenium Pharmaceuticals, Inc.                            120,000                  -
    Reinsurance Group of America, Incorporated                 200,000                  -
    Silicon Genesis Corporation                                144,000                  -

REDUCTIONS

    American International Group, Inc.                           5,000             345,000
    Annaly Mortgage Management, Inc.                           175,000             500,000
    Bank of America Corporation                                 35,000             280,000
    Brooks Automation, Inc.                                    168,500             323,000
    Devon Energy Corporation                                   582,000             758,000
    Everest Re Group, Ltd.                                      10,000             540,000
    Genentech, Inc.                                             35,000             330,000
    The Home Depot, Inc.                                       225,000           1,695,000
    Microsoft Corporation                                      125,000           1,400,000
    PartnerRe Ltd.                                              25,000             375,000
    Pfizer Inc                                                  50,000           1,250,000

* Excludes transactions in Stocks-Miscellaneous-Other.
(a) Includes shares received in conjunction with a stock split.
(b) Includes shares received from dividend payments.


"The following table shows aggregate dividends and distributions paid per share on the Company's Common Stock for each year during the 20-year period 1986-2005. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1986-2005)  (UNAUDITED)
-------------------------------------------------------------------------------

                      EARNINGS SOURCE
                 ----------------------------
                  SHORT-TERM     LONG-TERM
   YEAR   INCOME CAPITAL GAINS  CAPITAL GAINS
----------------------------------------------
   1986    $.36         -         $2.15
   1987     .35         -          1.54
   1988     .29         -          1.69
   1989     .21      $.02          1.56
   1990     .21         -          1.65
   1991     .09         -          3.07
   1992     .03         -          2.93
   1993     .06         -          2.34
   1994     .06         -          1.59
   1995     .10       .03          2.77
   1996     .20       .05          2.71
   1997     .21         -          2.95
   1998     .47         -          4.40
   1999     .42       .62          4.05
   2000     .48      1.55          6.16
   2001     .37       .64          1.37
   2002     .03         -           .33
   2003     .02         -           .59
   2004     .217        -           .957
   2005     .547      .041         1.398

7  TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"The statement of investments as of December 31, 2005, shown on pages 12 and 13 includes 53 security issues. Listed here are the ten largest holdings on that date."


                                                                                                    % COMMON
                                                                           SHARES         VALUE     NET ASSETS*
------------------------------------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                     1,695,000     $68,613,600       6.1%
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong financial structure should provide the basis for continuing growth.
------------------------------------------------------------------------------------------------------------------------------------
CEMEX, S.A. de C.V. ADR                                                  1,143,041      67,816,623       6.0
Domiciled in Mexico, CEMEX is the third largest cement producer in the world.  With the expansion of its operations into related construction materials and additional geographic areas, as well as its focus on cost containment, the company's free cash
flow should continue to increase, supporting a positive long-term outlook.
------------------------------------------------------------------------------------------------------------------------------------
THE TJX COMPANIES, INC.                                                  2,500,000      58,075,000       5.1
Through its T.J. Maxx and Marshalls divisions, TJX is a leading off-price retailer. The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing growth opportunities.
------------------------------------------------------------------------------------------------------------------------------------
EVEREST RE GROUP, LTD.                                                     540,000      54,189,000       4.8
The largest independent U.S. property/casualty reinsurer, which generates annual premiums of approximately $4.7 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises underwriting discipline and efficient expense control,
resulting in above-average earnings growth.
------------------------------------------------------------------------------------------------------------------------------------
TALISMAN ENERGY INC.                                                     1,000,000      52,880,000       4.7
Talisman, headquartered in Calgary, Alberta, is an upstream
oil and gas producer with global operations.  The company is focusing on larger, deep gas opportunities in North America
and large international projects which should lead to faster production growth and higher returns.
------------------------------------------------------------------------------------------------------------------------------------
DEVON ENERGY CORPORATION                                                   758,000      47,405,320       4.2
One of the largest independent oil and gas exploration and
production companies, Devon operates both domestically and
internationally. Recent opportunistic acquisitions have enhanced production and improved the company's exploration
profile.
------------------------------------------------------------------------------------------------------------------------------------
APACHE CORPORATION                                                         665,000      45,565,800       4.0
Apache is a large independent oil and gas company.  The
company has a long history of growing production and creating value for shareholders.  The company's operations are primarily focused in North America, the North Sea and Egypt.
------------------------------------------------------------------------------------------------------------------------------------
WEATHERFORD INTERNATIONAL LTD.                                           1,220,000      44,164,000       3.9
Weatherford supplies a broad range of oil field services through its Drilling Methods, Well Construction, Drilling Tools and
Intervention Services divisions on a worldwide basis.  Its focus on increasing production from existing fields and synergies from the acquisition of assets from Precision Drilling should lead to earnings growth.
------------------------------------------------------------------------------------------------------------------------------------
REPUBLIC SERVICES, INC.                                                  1,175,000      44,121,250       3.9
Republic Services is a leading provider of non-hazardous solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enable
Republic Services to generate significant free cash flow. The high probability of additional contracts and the expectation that economic activity will continue to improve should result in higher waste volumes for the company.
------------------------------------------------------------------------------------------------------------------------------------
EOG RESOURCES, INC.                                                        600,000      44,022,000       3.8
EOG is rapidly growing its reserves and production of natural gas.
The company's assets are primarily in North America and Trinidad.
The company earns among the highest returns on capital in its industry.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        $526,852,593    46.5%
                                                                                        ============    =====

*Net assets applicable to the Company's Common Stock.

8  PORTFOLIO DIVERSIFICATION (unaudited)
--------------------------------------------------------------------------------
   General American Investors

"The diversification of the Company's net assets applicable to its securities by industry group as of December 31, 2005 and 2004 is shown in the following table."

                                                                             PERCENT COMMON NET ASSETS*
                                           DECEMBER 31, 2005                        DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
INDUSTRY CATEGORY                   COST(000)            VALUE(000)            2005             2004
-----------------------------------------------------------------------------------------------------------------
Oil and Natural Gas
  (Including Services)              $207,050              $335,962             29.7%           18.3%
                                    --------              --------             ----            ----
Finance and Insurance
  Banking                             18,171                99,890              8.8            10.1
  Insurance                           67,625               179,443             15.8            18.5
  Other                               16,084                12,880              1.1             2.1
                                    --------              --------             ----            ----
                                     101,880               292,213             25.7            30.7
                                    --------              --------             ----            ----
Retail Trade                          74,945               202,530             17.9            20.7
                                    --------              --------             ----            ----
Health Care
  Pharmaceuticals                     50,789                90,856              8.0            10.6
  Medical Instruments
    and Devices                       10,484                25,906              2.3             2.1
                                    --------              --------             ----            ----
                                      61,273               116,762             10.3            12.7
                                    --------              --------             ----            ----
Communications and
  Information Services                53,830                68,706              6.1             7.3
Building and Real Estate              30,441                67,817              6.0             3.9
Consumer Products and Services        62,733                66,602              5.9             3.8
Environmental Control
  (Including Services)                26,227                44,121              3.9             3.8
Computer Software and Systems         41,604                43,620              3.8             5.5
Miscellaneous**                       42,347                42,466              3.7             4.4
Technology                            25,690                27,835              2.5              -
Electronics                           12,287                13,525              1.2             1.8
Semiconductors                         4,709                 5,509              0.5             0.9
Special Holdings                       3,003                     -                -             0.1
                                    --------             ---------            -----           -----
                                     748,019             1,327,668            117.2           113.9
Short-Term securities                  3,823                 3,823              0.3             5.6
                                    --------             ---------            -----           -----
  Total investments                 $751,842             1,331,491            117.5           119.5
                                    ========             ---------            -----           -----
Cash, receivables and other
  assets less liabilities                                    1,451              0.1            (0.2)
Preferred Stock                                           (200,000)           (17.6)          (19.3)
                                                         ---------            -----           -----
Net assets applicable to
  Common Stock                                          $1,132,942            100.0%          100.0%
                                                        ==========            =====           =====

*   Net assets applicable to the Company's Common Stock.
**   Securities which have been held for less than one year, not previously disclosed and not restricted.

9  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   General American Investors

                                                                                DECEMBER 31,
                                                                     ------------------------------
ASSETS                                                                   2005              2004
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks
      (cost $714,895,565 and $691,689,451, respectively)          $1,301,855,069     $1,167,272,723
   Corporate note (cost $33,123,366 and
      $12,326,060, respectively)                                      25,812,500         13,225,252
   Corporate discount notes (cost for 2004 $58,487,897)                        -         58,487,897
   Money Market Fund (cost for 2005 $3,822,949)                        3,822,949                  -
                                                                  --------------     --------------
   Total investments (cost $751,841,880 and
      $762,503,408, respectively)                                  1,331,490,518      1,238,985,872
CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                   13,298            176,980
   Receivable for securities sold                                      5,733,693                  -
   Deposit with broker for securities sold short                               -          3,070,685
   Deposit with broker for options written                                     -            188,519
   Dividends, interest and other receivables                           1,028,867          1,081,136
   Prepaid pension cost                                                7,714,456          7,478,936
   Prepaid expenses and other assets                                     214,022            294,166
                                                                  --------------     --------------
TOTAL ASSETS                                                       1,346,194,854      1,251,276,294
                                                                  --------------     --------------

LIABILITIES
---------------------------------------------------------------------------------------------------
   Payable for securities purchased                                    1,468,214            411,300
   Preferred dividend accrued but not yet declared                       231,389            231,389
   Securities sold short, at value (proceeds for 2004
     $3,070,685) (note 1a)                                                     -          3,608,280
   Outstanding options written, at value (premiums
     received $188,519 for 2004) (note 1a)                                     -            123,580
   Accrued pension expense                                             5,699,484          5,484,775
   Accrued expenses and other liabilities                              5,854,113          5,023,877
                                                                  --------------     --------------
TOTAL LIABILITIES                                                     13,253,200         14,883,201
                                                                  --------------     --------------

 5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
   8,000,000 shares at a liquidation value of
   $25 per share (note 2)                                            200,000,000        200,000,000
                                                                  --------------     --------------
NET ASSETS APPLICABLE TO COMMON STOCK - 29,050,399
    and 29,205,312 shares, respectively (note 2)                  $1,132,941,654     $1,036,393,093
                                                                  ==============     ==============
NET ASSET VALUE PER COMMON SHARE                                          $39.00             $35.49
                                                                  ==============     ==============

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
    Common Stock,  29,050,399 and 29,205,312 shares at par
        value, respectively (note 2)                                 $29,050,399        $29,205,312
    Additional paid-in capital (note 2)                              518,972,693        521,985,714
    Undistributed realized gain on investments (note 2)                3,969,333          7,864,450
    Undistributed net investment income (note 2)                       1,531,980          1,559,198
    Unallocated distributions on Preferred Stock                        (231,389)          (231,389)
    Unrealized appreciation on investments, securities
        sold short and options                                       579,648,638        476,009,808
                                                                  --------------     --------------
NET ASSETS APPLICABLE TO COMMON STOCK                             $1,132,941,654     $1,036,393,093
                                                                  ==============     ==============


(see notes to financial statements)

10  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
    General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                         --------------------------
INCOME                                                                     2005             2004
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $490,458 and $222,175, respectively)                         $16,403,240     $18,010,297
   Interest                                                              2,318,112       2,538,401
                                                                       -----------     -----------
TOTAL INCOME                                                            18,721,352      20,548,698
                                                                       -----------     -----------

EXPENSES
---------------------------------------------------------------------------------------------------
   Investment research                                                   8,695,758       7,257,447
   Administration and operations                                         3,236,737       2,685,811
   Office space and general                                                537,671         535,685
   Directors' fees and expenses                                            218,402         187,539
   Auditing and legal fees                                                 216,600         172,200
   Transfer agent, custodian and registrar fees and expenses               176,854         179,102
   Stockholders' meeting and reports                                       129,857         169,197
   Miscellaneous taxes                                                     101,455         108,236
                                                                        ----------      ----------
TOTAL EXPENSES                                                          13,313,334      11,295,217
                                                                        ----------      ----------
NET INVESTMENT INCOME                                                    5,408,018       9,253,481
                                                                        ----------      ----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1f AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
       Long transactions                                                63,646,612      39,187,387
       Short sale transactions (note 1b)                                  (755,114)     (2,512,348)
       Option transactions (note 1c)                                       132,597          98,990
                                                                        ----------      ----------
   Net realized gain on investments
       (long-term except for $14,501,035 for 2005)                      63,024,095      36,774,029
     Net increase in unrealized appreciation                           103,638,830      62,361,773
                                                                       -----------      ----------
NET GAIN ON INVESTMENTS                                                166,662,925       99,135,802
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                (11,900,000)     (11,900,000)
                                                                       -----------      -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $160,170,943      $96,489,283
                                                                      ============      ===========

(see notes to financial statements)

11  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
    General American Investors


                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
OPERATIONS                                                                 2005            2004
---------------------------------------------------------------------------------------------------
   Net investment income                                                $5,408,018       $9,253,481
   Net realized gain on investments                                     63,024,095       36,774,029
   Net increase in unrealized appreciation                             103,638,830       62,361,773
                                                                       -----------      -----------
                                                                       172,070,943      108,389,283
                                                                       -----------      -----------

   Distributions to Preferred Stockholders:
      From net income                                                     (845,368)      (2,686,304)
      From short-term capital gains                                     (2,449,640)               -
      From long-term capital gains                                      (8,604,992)      (9,213,696)
                                                                       -----------      -----------
      Decrease in net assets from Preferred distributions              (11,900,000)     (11,900,000)
                                                                       -----------      -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       160,170,943       96,489,283
                                                                       -----------      -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------
   From net income                                                      (4,333,771)      (6,602,940)
   From short-term capital gains                                       (12,389,129)              -
   From long-term capital gains                                        (43,672,026)     (22,647,281)
                                                                       -----------      -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                       (60,394,926)     (29,250,221)
                                                                       -----------      -----------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
---------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions            36,584,716       15,781,952
   Cost of Common Shares purchased                                     (39,812,172)     (32,963,032)
                                                                       -----------      -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                           (3,227,456)     (17,181,080)
                                                                       -----------      -----------
NET INCREASE  IN NET ASSETS                                             96,548,561       50,057,982

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
BEGINNING OF YEAR                                                    1,036,393,093      986,335,111
                                                                    --------------   --------------
end of year (including undistributed net investment income of
   $1,531,980 and $1,559,198, respectively)                         $1,132,941,654   $1,036,393,093
                                                                    ==============   ==============

(see notes to financial statements)

12  STATEMENT OF INVESTMENTS DECEMBER 31, 2005
--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS                                     VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------

BUILDING AND            1,143,041 CEMEX, S.A. de C.V. ADR               (COST  $30,440,830)        $67,816,623
REAL ESTATE (6.0%)                                                                                  ----------
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        675,000 American Tower Corporation (a)                                    18,292,500
INFORMATION SERVICES      900,000 Cisco Systems, Inc. (a)                                           15,408,000
(6.1%)                    350,000 Lamar Advertising Company Class A (a)                             16,145,500
                        4,600,000 Telecom Corporation of New Zealand Limited                        18,860,000
                                                                                                    ----------
                                                                        (COST  $53,829,770)         68,706,000
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         300,000 EMC Corporation (a)                                                4,086,000
AND SYSTEMS (3.8%)      1,400,000 Microsoft Corporation                                             36,610,000
                          133,500 VeriSign, Inc. (a)                                                 2,923,650
                                                                                                    ----------
                                                                        (COST  $41,604,314)         43,619,650
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         350,000 Diageo plc ADR                                                    20,405,000
AND SERVICES (3.6%)       275,000 Ethan Allen Interiors Inc.                                        10,045,750
                          175,000 PepsiCo, Inc.                                                     10,339,000
                                                                                                    ----------
                                                                         (COST $29,609,424)         40,789,750
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.2%)        550,000 Molex Incorporated Class A             (COST $12,287,441)         13,524,500
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL   1,175,000 Republic Services, Inc.                (COST $26,227,380)         44,121,250
(INCLUDING SERVICES)                                                                                ----------
(3.9%)
--------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE    BANKING (8.8%)
(25.7%)                  -------------------------------------------------------------------------------------
                          280,000 Bank of America Corporation                                       12,922,000
                          585,000 Golden West Financial Corporation                                 38,610,000
                          310,000 M&T Bank Corporation                                              33,805,500
                          200,000 SunTrust Banks, Inc.                                              14,552,000
                                                                                                    ----------
                                                                         (COST $18,170,793)         99,889,500
                                                                                                    ----------
                         INSURANCE (15.8%)
                         -------------------------------------------------------------------------------------
                          345,000 American International Group, Inc.                                23,539,350
                          500,000 Annuity and Life Re (Holdings), Ltd. (a)                             575,000
                          350,000 Arch Capital Group Ltd. (a)                                       19,162,500
                              300 Berkshire Hathaway Inc. Class A (a)                               26,586,000
                          540,000 Everest Re Group, Ltd.                                            54,189,000
                          285,000 MetLife, Inc.                                                     13,965,000
                          375,000 PartnerRe Ltd.                                                    24,626,250
                          250,000 Transatlantic Holdings, Inc.                                      16,800,000
                                                                                                   -----------
                                                                         (COST $67,625,042)        179,443,100
                                                                                                   -----------
                         OTHER (1.1%)
                         -------------------------------------------------------------------------------------
                          500,000 Annaly Mortgage Management, Inc.                                   5,470,000
                        1,300,000 MFA Mortgage Investments, Inc.                                     7,410,000
                                                                                                     ---------
                                                                         (COST $16,084,154)         12,880,000
                                                                                                    ----------
                                                                        (COST $101,879,989)        292,212,600
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
HEALTH CARE (10.3%)      PHARMACEUTICALS (8.0%)
                         -------------------------------------------------------------------------------------
                          265,000 Alkermes, Inc. (a)                                                 5,066,800
                          180,000 Biogen Idec Inc. (a)                                               8,150,400
                          604,900 Cytokinetics, Incorporated (a)                                     3,956,046
                          330,000 Genentech, Inc. (a)                                               30,525,000
                          400,000 MedImmune, Inc. (a)                                               14,008,000
                        1,250,000 Pfizer Inc                                                        29,150,000
                                                                                                    ----------
                                                                         (COST $50,789,396)         90,856,246
                                                                                                    ----------
                         MEDICAL INSTRUMENTS AND DEVICES (2.3%)
                         -------------------------------------------------------------------------------------
                          450,000 Medtronic, Inc.                        (COST $10,483,716)         25,906,500
                                                                                                   -----------
                                                                         (COST $61,273,112)        116,762,746
                                                                                                   -----------

--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS                                     VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------

MISCELLANEOUS (3.7%)              Other (b)                              (COST $42,346,406)        $42,466,400
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       665,000 Apache Corporation                                                45,565,800
(INCLUDING SERVICES)      758,000 Devon Energy Corporation                                          47,405,320
(29.7%)                   600,000 EOG Resources, Inc.                                               44,022,000
                          440,000 Halliburton Company                                               27,262,400
                        1,000,000 Patterson-UTI Energy, Inc.                                        32,950,000
                        1,000,000 Talisman Energy Inc.                                              52,880,000
                          330,000 Total S.A. ADR                                                    41,712,000
                        1,220,000 Weatherford International Ltd. (a)                                44,164,000
                                                                                                   -----------
                                                                        (COST $207,050,041)        335,961,520
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
RETAIL TRADE (17.9%)      700,000 Costco Wholesale Corporation                                      34,629,000
                          750,000 Dollar General Corporation                                        14,302,500
                        1,695,000 The Home Depot, Inc. (c)                                          68,613,600
                        2,500,000 The TJX Companies, Inc.                                           58,075,000
                          575,000 Wal-Mart Stores, Inc.                                             26,910,000
                                                                                                   -----------
                                                                         (COST $74,944,941)        202,530,100
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (0.5%)     323,000 Brooks Automation, Inc. (a)                                        4,047,190
                          197,000 EMCORE Corporation (a)                                             1,461,740
                                                                                                   -----------
                                                                          (COST $4,709,063)          5,508,930
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
SPECIAL HOLDING           546,000 Standard MEMS, Inc. Series A
(a)(d) (0.0%)                      Convertible Preferred                  (COST $3,003,000)                  -
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY (2.5%)       1,900,000 Xerox Corporation (a)                  (COST $25,689,854)         27,835,000
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON AND PREFERRED STOCKS (114.9%)      (COST $714,895,565)      1,301,855,069
                                                                                                --------------
--------------------------------------------------------------------------------------------------------------

                    PRINCIPAL AMOUNT      CORPORATE NOTE
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS     $35,000,000 General Motors Nova Scotia Finance Company
AND SERVICES (2.3%)                  6.85% Guaranteed Notes Due 10/15/08 (COST $33,123,366)         25,812,500
                                                                                                  ------------


                        SHARES        SHORT-TERM SECURITY AND OTHER ASSETS
--------------------------------------------------------------------------------------------------------------

                        3,822,949 SSgA Prime Money Market Fund (0.3%)     (COST $3,822,949)          3,822,949
                                                                                                    ----------

TOTAL INVESTMENTS (e) (117.5%)                                          (COST $751,841,880)      1,331,490,518
     Cash, receivables and other assets less liabilities (0.1%)                                      1,451,136
                                                                                                 -------------
                                                                                                 1,332,941,654
PREFERRED STOCK (-17.6%)                                                                          (200,000,000)
                                                                                                --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $1,132,941,654
                                                                                                ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
 (d) Restricted security acquired 12/17/99.  Fair value in the opinion of the directors.
 (e) At December 31, 2005: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $602,842,012, (3) aggregate gross unrealized depreciation was $23,193,374, and (4) net unrealized appreciation was $579,648,638.

14  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions and options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,050,399 shares and 8,000,000 shares, respectively, were outstanding at December 31, 2005.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

--------------------------------------------------------------------------------
    General American Investors

2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
      (Continued from previous page.)

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which requires that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

   Transactions in Common Stock during 2005 and 2004 were as follows:

                                                    SHARES                       AMOUNT
                                               ------------------------------------------------
                                               2005        2004            2005          2004
                                               ----------------          ----------------------
      Shares issued in payment of dividends
       (includes 1,067,491 and 508,849 shares
        issued from treasury, respectively)   1,067,491   508,849      $1,067,491      $508,849
      Increase in paid-in capital                                      35,517,225    15,273,103
                                                                       ----------    ----------
         Total increase                                                36,584,716    15,781,952
                                                                       ----------    ----------
      Shares purchased (at an average
       discount from net asset value of
       12.4% and 10.3%, respectively)        1,222,404  1,092,800      (1,222,404)   (1,092,800)
      Decrease in paid-in capital                                     (38,589,768)  (31,870,232)
                                                                      -----------   -----------
         Total decrease                                               (39,812,172)  (32,963,032)
                                                                      -----------   -----------
      Net decrease                                                    ($3,227,456) ($17,181,080)
                                                                      ===========   ===========

      At December 31, 2005, the Company held in its treasury 2,181,164 shares of Common Stock with an aggregate cost in the amount of $60,890,513.

Distributions for tax and book purposes are substantially the same.
As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

  Undistributed long-term gains                     $3,969,333
  Unrealized appreciation                          579,648,638
                                                  ------------
                                                  $583,617,971
                                                  ============

To reflect reclassification arising from permanent "book/tax" differences for the year ended December 31, 2004 undistributed net investment income was decreased by $96,483, undistributed realized gain on investments was increased by $32,883, and additional paid-in capital was increased by $63,600. These differences are primarily due to reclassification of dividends for tax purposes and non-deductible expenses. Net assets were not affected by this reclassification.

To reflect reclassification arising from permanent "book/tax" differences for the year ended December 31, 2005 undistributed net investment income was decreased by $159,614, undistributed realized gain on investments was increased by $163,692, and additional paid-in capital was decreased by $4,078. These differences are primarily due to reclassification of dividends for tax purposes and non-deductible expenses. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION
The aggregate compensation paid by the Company during 2005 and 2004 to its officers amounted to $5,881,000 and $4,872,000, respectively.

--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities and securities sold short (other than short-term securities and options) during 2005 amounted to $254,596,163 and $274,239,355, on long transactions, respectively, and $3,825,799, with respect to short sale purchase transactions.

--------------------------------------------------------------------------------
5.  PENSION BENEFIT PLANS
The Company has both a funded (Qualified) and an unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation.

The Company also has funded and unfunded defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for 2005 and 2004 was $815,088 and $626,307, respectively. The unfunded liability included in other liabilities at December 31, 2005 and 2004 was $2,598,357 and $2,541,127, respectively.

--------------------------------------------------------------------------------
General American Investors

5.  PENSION BENEFIT PLANS - (Continued from previous page.)
OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

                                                          2005                               2004
                                             -------------------------------    -----------------------------------
                                             QUALIFIED  SUPPLEMENTAL            QUALIFIED  SUPPLEMENTAL
                                               PLAN         PLAN       TOTAL      PLAN        PLAN         TOTAL
                                             ---------  ------------  ------    ---------  ------------  ----------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year    $7,487,615   $2,690,636  $10,178,251 $6,793,866   $2,429,480   $9,223,346
Service cost                                  194,771      112,956      307,727    151,059       91,900      242,959
Interest cost                                 481,413      166,597      648,010    420,507      153,455      573,962
Benefits Paid                                (514,291)    (146,513)    (660,804)  (427,238)    (127,773)    (555,011)
Actuarial (gains)/losses                    1,071,753      298,925    1,370,678    395,684      144,698      540,382
Plan amendments                               180,895       16,433      197,328    153,737       (1,124)     152,613
                                            ---------    ---------   ----------  ---------    ---------   ----------
Benefit obligation at end of year           8,902,156    3,139,034   12,041,190  7,487,615    2,690,636   10,178,251
                                            ---------    ---------   ----------  ---------    ---------   ----------
CHANGE IN PLAN ASSETS
Fair value of plan assets at
    beginning of year                      14,625,572          -     14,625,572 13,029,458        -       13,029,458
Miscellaneous Adjustment                       64,946          -         64,946       -           -            -
Actual return on plan assets                1,730,760          -      1,730,760  2,023,352        -        2,023,352
Employer contributions                           -         146,513      146,513       -         127,773      127,773
Benefits paid                                (514,291)    (146,513)    (660,804)  (427,238)    (127,773)    (555,011)
                                            ---------    ---------   ----------  ---------    ---------   ----------
Fair value of plan assets at end of year   15,906,987          -     15,906,987 14,625,572        -       14,625,572
                                            ---------    ---------   ----------  ---------    ---------   ----------
FUNDED STATUS                               7,004,831   (3,139,034)   3,865,797  7,137,957   (2,690,636)   4,447,321
Unrecognized actuarial (gains)/losses         407,303      (53,983)     353,320    206,316     (352,908)    (146,592)
Unrecognized prior service cost               302,322       91,890      394,212    134,662       99,896      234,558
                                            ---------    ---------   ----------  ---------    ---------   ----------
Net amount recognized                      $7,714,456  ($3,101,127)  $4,613,329 $7,478,935  ($2,943,648)  $4,535,287
                                           ==========   ==========   ========== ==========   ==========   ==========
AMOUNTS RECOGNIZED IN THE STATEMENT OF
   ASSETS AND LIABILITIES CONSIST OF:
Prepaid benefit cost                       $7,714,456          -     $7,714,456 $7,478,935        -       $7,478,935
Accrued benefit liability                        -     ($3,101,127)  (3,101,127)     -      ($2,943,648)  (2,943,648)
                                           ----------   ----------   ---------- ----------   ----------   ----------
Net amount recognized                      $7,714,456  ($3,101,127)  $4,613,329 $7,478,935  ($2,943,648)  $4,535,287
                                           ==========   ==========   ========== ==========   ==========   ==========

Accumulated Benefit Obligation             $8,322,164   $2,725,423  $11,047,587 $6,882,288   $2,295,334   $9,177,622
Projected Benefit Obligation                8,902,156    3,139,034   12,041,190  7,487,615    2,690,636   10,178,251
Fair value of plan assets                  15,906,987          -     15,906,987 14,625,572        -       14,625,572
WEIGHTED-AVERAGE ASSUMPTIONS AS OF
   END OF FISCAL YEAR
Discount rate                                    5.50%        5.50%                   5.75%        5.75%
Expected return on plan assets                   8.75%        N/A                     8.75%        N/A
Salary scale assumption                          4.25%        4.25%                   4.25%        4.25%
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost                                 $194,771     $112,956     $307,727   $151,059      $91,900     $242,959
Interest cost                                 481,413      166,597      648,010    420,507      153,455      573,962
Expected return on plan assets             (1,077,936)         -     (1,077,936)(1,080,350)           -   (1,080,350)
Amortization of:
  Prior service cost                           13,235       24,439       37,674    (16,245)      28,565       12,320
  Recognized net actuarial loss (gain)        152,996          -        152,996        -        (24,871)     (24,871)
                                           ----------   ----------   ---------- ----------   ----------   ----------
Net periodic benefit cost                   ($235,521)    $303,992      $68,471  ($525,029)    $249,049    ($275,980)
                                           ==========   ==========   ========== ==========   ==========   ==========

WEIGHTED-AVERAGE ASSUMPTIONS FOR DETERMINING NET PERIODIC BENEFIT
   COST FOR YEARS ENDED DECEMBER 31
       Discount rate                             5.75%        5.75%                   6.25%       6.25%
       Expected long-term rate of
             return on plan assets               8.75%        N/A                     8.75%          N/A
       Rate of salary increase                   4.25%        4.25%                   4.25%        4.25%

   The Company's Pension Committee, based on input from management and an outside consultant, reviews and determines the reasonableness of plan assumptions and the allocation of plan assets.

-------------------------------------------------------------------------------
PLAN ASSETS
The Company's qualified pension plan asset allocations at December 31, 2005 and 2004, by asset category, are as follows:

                                December 31
                             ---------------
Asset Category               2005       2004
                             ----       ----
  Equity securities          97.3%      96.6%
  Debt securities             2.7        3.4
                            -----      -----
Total                       100.0%     100.0%
                            =====      =====


--------------------------------------------------------------------------------

CASH FLOWS                                 Qualified   Supplemental
                                              Plan         Plan         Total
                                          ----------   -------------   ---------
Expected Company Contributions for 2006
   to Plan Participants/Total Contributions     -        $227,632      $227,632
                                          ==========   =============   =========
Estimated Future Benefit Payments:
     2006                                  $512,297      $227,632      $739,929
     2007                                   528,066       280,922       808,988
     2008                                   540,389       329,335       869,724
     2009                                   549,326       364,876       914,202
     2010                                   567,641       396,499       964,140
     2011-2015                            3,069,125     2,393,245     5,462,370

--------------------------------------------------------------------------------
6.  CALL AND PUT OPTIONS
 Transactions in written covered call and collateralized put options during the year ended December 31, 2005 were as follows:


                                                              Covered Calls         Collateralized Puts
                                                      --------------------------  -------------------------
                                                      Contracts         Premiums  Contracts        Premiums
                                                      ---------         --------  ---------        --------
Options outstanding, December 31, 2004                    539            $90,021     500            $98,498
Options written                                         4,067          2,188,984   1,000            263,989
Options terminated in closing purchase transactions    (4,606)        (2,279,005)   (500)           (98,498)
Options exercised                                          -                 -    (1,000)          (263,989)
                                                      ---------         --------   --------        --------
Options outstanding, December 31,2005                      -                  $0       -                 $0
                                                      =========         ========   ========        ========

--------------------------------------------------------------------------------
    General American Investors

7.  OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.
     Rental expense approximated $298,200 for 2005. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2006 through 2007.
     In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2006 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
8.  SUBSEQUENT EVENT
On January 18, 2006, the Board of Directors declared on the Common Stock a distribution of $0.138 per share from net long-term capital gains. This distribution is payable in cash on February 13, 2006.
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
General American Investors

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2005. This information has been derived from information contained in the financial statements and market price data for the Company's shares."



                                                       2005        2004          2003          2002          2001
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year                $35.49      $33.11        $26.48        $35.14        $39.91
                                                     --------    --------      --------      --------      --------
        Net investment income                             .19         .32           .03           .19           .41
        Net gain (loss) on securities - realized
          and unrealized                                 5.85        3.48          7.72         (7.88)         (.66)
                                                     --------    --------      --------      --------      --------
        Distributions on Preferred Stock:
          Dividends from net investment income           (.03)       (.09)         (.01)         (.12)         (.03)
          Distributions from net short-term
            capital gains                                (.08)         -             -             -           (.04)
          Distributions from net long-term
            capital gains                                (.30)       (.32)         (.35)         (.23)         (.29)
                                                     --------    --------      --------      --------      --------
                                                         (.41)       (.41)         (.36)         (.35)         (.36)
                                                     --------    --------      --------      --------      --------
          Total from investment operations               5.63        3.39          7.39         (8.04)         (.61)
                                                     --------    --------      --------      --------      --------
     Less distributions on Common Stock:
          Dividends from investment income               (.15)       (.23)         (.02)         (.02)         (.37)
          Distributions from net short-term
            capital gains                                (.44)         -             -           (.19)         (.51)
          Distributions from net long-term
            capital gains                               (1.53)       (.78)         (.52)         (.41)        (3.28)
                                                     --------    --------      --------      --------      --------
                                                        (2.12)      (1.01)         (.54)         (.62)        (4.16)
                                                     --------    --------      --------      --------      --------

     Capital Stock transaction -
         effect of Preferred Stock offering               -            -           (.22)           -             -
                                                     --------    --------      --------      --------      --------
     Net asset value, end of year                      $39.00      $35.49        $33.11        $26.48        $35.14
                                                     ========    ========      ========      ========      ========
     Per share market value, end of year               $34.54      $31.32        $29.73        $23.85        $33.47
                                                     ========    ========      ========      ========      ========

   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share            17.40%       8.79%        27.01%       (27.21)%        4.33%

   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)                $1,132,942  $1,036,393      $986,335      $809,192    $1,097,530
     Ratio of expenses to average net assets
        applicable to Common Stock                       1.25%       1.15%         1.23%         0.92%         0.97%
     Ratio of net income to average net assets
        applicable to Common Stock                       0.51%       0.94%         0.13%         0.61%         1.15%
     Portfolio turnover rate                            20.41%      16.71%        18.62%        22.67%        23.81%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                              $200,000    $200,000      $200,000      $150,000      $150,000
     Asset coverage                                       666%        618%          593%          639%          832%
     Liquidation preference per share                  $25.00      $25.00        $25.00        $25.00        $25.00
     Market value per share                            $24.07      $24.97        $25.04        $25.85        $25.90

18  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
    General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of General American Investors Company, Inc. as of December 31, 2005, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2005, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young

New York, New York
January 18, 2006

19  OFFICERS
--------------------------------------------------------------------------------
    General American Investors

   NAME (AGE)                 PRINCIPAL OCCUPATION             NAME (AGE)                PRINCIPAL OCCUPATION
    EMPLOYEE SINCE              DURING PAST 5 YEARS             EMPLOYEE SINCE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Spencer Davidson (63)         President and Chief               Sally A. Lynch, Ph.D.(46) Vice-President of the Company
     1994                     Executive Officer of the              1997                  since 2006
                              Company since 1995                                          securities analyst
                                                                                          (biotechnology industry)

Andrew V. Vindigni (46)       Vice-President of the             Peter P. Donnelly (57)    Vice-President of the
     1988                     Company since 1995                    1974                  Company since 1991
                              securities analyst (financial                               securities trader
                              services industry)
                                                                Diane G. Radosti (53)     Treasurer of the
                                                                    1980                  Company since 1990
Eugene S. Stark (47)          Vice-President, Administration                              Principal Accounting
     2005                     of the Company since 2005                                   Officer since 2003
                              Principal Financial Officer
                              since 2005; Chief Compliance      Carole Anne Clementi (59) Secretary of the Company
                              Officer since 2006;                   1982                  since 1994
                              Chief Financial Officer of                                  shareholder relations
                              Prospect Energy Corporation                                 and office management
                              (2005);
                              Vice-President of
                              Prudential Financial, Inc.        Craig A. Grassi (37)      Assistant Vice-President of
                              (1987-2004)                           1991                  the Company since 2005;
                                                                                          employee since 1991
Jesse Stuart (39)             Vice-President of the Company                               information technology
     2003                     since 2006
                              securities analyst (general       Maureen E. LoBello (55)   Assistant Secretary of the
                              industries);                          1992                  Company since 2005;
                              securities analyst &portfolio                               employee since 1992
                              manager of Scudder, Stevens                                 benefits administration
                              and Clark (1996-2003)


All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on page 20.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
1-800-413-5499
www.amstock.com

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2, on page 15, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 6, 2005, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

20  DIRECTORS
--------------------------------------------------------------------------------
    General American Investors


   NAME (AGE)                     PRINCIPAL OCCUPATION
   DIRECTOR SINCE                 DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS AND  AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT ("DISINTERESTED") DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
   Lawrence B. Buttenwieser (74)  Counsel 2002-present
   Chairman of the                Partner 1966-2002
     Board of Directors           Katten Muchin Zavis Rosenman
   1967                           and predecessor firms (lawyers)

   Arthur G. Altschul, Jr. (41)   Managing Member                       Delta Opportunity Fund, Ltd., Director
   1995                           Diaz & Altschul Capital               Medicis Pharmaceutical Corporation, Director
                                    Management, LLC                     Medrium, Inc., Chairman, Board of Directors
                                  (private investment company)          National Public Radio Foundation, Trustee
                                                                        Neurosciences Research Foundation, Trustee

   Lewis B. Cullman (87)          Managing Member                       Chess-in-the-Schools, Chairman, Board of Trustees
   1961                           Cullman Ventures LLC                  Metropolitan Museum of Art, Honorary Trustee
                                                                        Museum of Modern Art, Vice Chairman,
                                                                          International Council and Honorary Trustee
                                                                        Neurosciences Research Foundation, Vice Chairman,
                                                                          Board of Trustees
                                                                        The New York Botanical Garden, Senior Vice
                                                                          Chairman, Board of Managers

   Gerald M. Edelman (76)         Member, Professor and Chairman of     Neurosciences Institute of the Neurosciences
   1976                              the Department of Neurobiology       Research Foundation,  Director and President
                                  The Scripps Research Institute

   John D. Gordan, III (60)       Partner
   1986                           Morgan, Lewis & Bockius LLP
                                  (lawyers)

   Sidney R. Knafel (75)          Managing Partner                      IGENE Biotechnology, Inc., Director
   1994                           SRK Management Company                Insight Communications Company, Inc.,
                                  (private investment company)            Chairman, Board of Directors
                                                                        VirtualScopics, Inc., Director
                                                                        Vocollect, Inc., Director

   Richard R. Pivirotto (75)      President                             Associated Community Bancorp, Inc., Director
   1971                           Richard R. Pivirotto Co., Inc.        General Theological Seminary, Trustee
                                  (self-employed consultant)            Greenwich Hospital Corporation, Trustee
                                                                        Immunomedics, Inc., Director
                                                                        Princeton University, Charter Trustee Emeritus

   D. Ellen Shuman (50)           Vice President and                    Bowdoin College, Trustee
   2004                             Chief Investment Officer            Edna McConnell Clark Foundation,
                                  Carnegie Corporation of New York        Investment Advisor
                                                                        The Investment Fund for Foundations, Director
                                                                        Meristar Hospitality Corporation, Director

   Joseph T. Stewart, Jr. (76)    Corporate director and trustee        Foundation of the University of
   1987                           Executive Consultant                    Medicine and Dentistry of New Jersey, Trustee
                                  Johnson & Johnson (1990-1999)         Marine Biological Laboratory, Member,
                                                                          Advisory Council
                                                                        United States Merchant Marine Academy, Trustee,
                                                                          Board of Advisors
                                                                        United States Merchant Marine Academy Foundation,
                                                                          Trustee

   Raymond S. Troubh (79)         Financial Consultant                  Diamond Offshore Drilling, Inc., Director
   1989                                                                 Gentiva Health Services, Inc., Director
                                                                        Petrie Stores Liquidating Trust, Trustee
                                                                        Portland General Electric Company, Director
                                                                        Triarc Companies, Inc., Director

   INSIDE ("INTERESTED") DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
   Spencer Davidson (63)          President and Chief Executive Officer Medicis Pharmaceutical Corporation, Director
   1995                           General American Investors            Neurosciences Research Foundation, Trustee
                                    Company, Inc. since 1995

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second Wednesday in April. The address for each Director is the Company's office.

------------------------------------------------------------------------------------------------------------------------------------
                                               William T. Golden, Director Emeritus

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the board of directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2005 and 2004 were $75,000 and $69,600, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2005 and 2004 were $23,700 and $20,500, respectively. Such services and related fees for 2005 and 2004 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($6,000 and $5,000, respectively), review of quarterly employee security transactions and issuance of report thereon ($14,000 and $12,000, respectively) and other audit-related services ($3,700 and $3,500, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2005 and 2004 were $13,000 and $12,500, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2005 or 2004.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2005 and 2004 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2005 and 2004 were $36,700 and $33,000, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lawrence B. Buttenwieser, Lewis B. Cullman and John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Mr. Spencer Davidson, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the board of directors (the members of which are independent and consult with the full board of directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2005         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
07/01-07/31            97700                  33.5250               97700                        492400

08/01-08/31           105400                  34.4012              105400                        387000

09/01-09/30            69000                  34.6016               69000                        318000

10/01-10/31            82300                  33.8024               82300                        235700

11/01-11/30            87100                  34.2758               87100                        148600

12/01-12/31           144700                  34.9293              144700                        753900
                     -------                 --------             -------                        ------
Total                 586200                                       586200
                     =======                                      =======

        Note - On July 13, 2005 and December 14, 2005, the Board of Directors authorized and the registrant announced the repurchase of up to 500,000 and 750,000 shares, respectively, of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, July 1, 2005, there were 90,100 shares available for repurchase under such authorization.  As of the end of the period, December 31, 2005, there were 753,900 shares available for repurchase under this program.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated February 28, 2005.

ITEM 11. CONTROLS AND PROCEDURES.


Conclusions of principal officers concerning controls and procedures

(a) As of December 30, 2005, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 30, 2005, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: February 9, 2006

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 9, 2006

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 9, 2006